UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2007

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3760 Kilroy Airport Way, Suite 300
Long Beach, CA 90806

(Address of principal executive offices)

Registrant’s telephone number, including area code (562) 733-5100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 8, 2007, Health Care Property Investors, Inc. (“HCP”) announced that it formed a $1.1 billion senior housing joint venture with an institutional capital partner.  The joint venture owns 25 senior housing properties that HCP purchased on October 5, 2006 through its acquisition of CNL Retirement Properties, Inc.  HCP retains a 35% interest in the venture while continuing to perform the day-to-day management of the assets.

A copy of a press release relating to the joint venture is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Health Care Property Investors, Inc., on January 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC.

Date: January 8, 2007	By:	/s/ Edward J. Henning
Edward J. Henning
Senior Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit No.	Exhibit

99.1	Press Release issued by Health Care Property Investors, Inc., on January 8, 2007